PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

6.           PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	As of December 31,
	2021	2022
Wi-Fi and network equipment	$18,544	$17,061
Office property	11,747	10,855
Software	10,558	9,756
Digital display network equipment	5,882	5,085
Computer and office equipment	12,671	11,238
Leasehold improvement	2,769	2,540
Furniture and fixture	785	754
Vehicle	586	575
Total original costs	63,542	57,864
Less: impairment	(16,353)	(19,189)
Less: accumulated depreciation	(28,067)	(27,957)
Construction in progress	180	167
Total property and equipment, net	$19,302	$10,885

Depreciation expense for the years ended December 31, 2020, 2021 and 2022 were $1,334, $3,954 and $2,836, respectively. Impairment loss recorded for the years ended December 31, 2020, 2021 and 2022 were all nil and $4,079.